SUPPLEMENT DATED NOVEMBER 23, 2009
TO PROSPECTUS DATED MAY 1, 2009
FOR

TRANSACCUMULATOR® VUL
TRANSACCUMULATOR® VUL II

Each an Individual Flexible Premium Variable Life Insurance Policy

Issued through

SEPARATE ACCOUNT VUL-6

By
Transamerica Life Insurance Company

This supplement modifies certain information contained in your TransAccumulator® VUL and TransAccumulator® VUL II prospectus. Please read it carefully and retain it for future reference. All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.

      The Alger American Fund recently changed its name to The Alger Portfolios. In addition, the name of your underlying portfolio has been changed from Alger American Income & Growth Portfolio to Alger Growth & Income Portfolio and share Class O has been redesignated as Class I-2.

     Accordingly, all references in your prospectus to “The Alger American Fund” are deleted and replaced with “The Alger Portfolios”; all references to “Alger American Income & Growth Portfolio” are deleted and replaced with “Alger Growth & Income Portfolio”; and all references to “Class O” shares, with respect to the Alger Portfolio, are deleted and replaced with “Class I-2” shares.

Please retain this supplement with your records.